UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2018

Date of Report (Date of earliest event reported)

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

(Address of principal executive offices)

(215) 488-9300

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 (e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2018, each of the Named Executive Officers of the Company, Craig Fraser, President and Chief Executive Officer, John Tattory, Senior Vice President and Chief Financial Officer and Steven G. Simonson, M.D., Senior Vice President and Chief Medical Officer (collectively, the “NEOs”), entered into an amendment (the “Amendment”) to his Restricted Stock Unit Award Agreement dated as of November 1, 2017 (as previously amended, “RSU Awards”). The RSU Awards were issued to each executive in lieu of the 2017 and 2018 Annual Bonuses (as defined in such executive’s employment agreement) for shares having a value equal to the combined total value of each such executive’s 2017 and 2018 target Annual Bonus and awarded in connection with the closing of a Securities Purchase Agreement between the Company and LPH. As issued, each award vested in two equal installments on March 15, 2018 and March 15, 2019. Under previous amendments, the vesting date of the initial installment was deferred until December 15, 2018.

The Amendments change the vesting date of the initial installment of each such equity awards from December 15, 2018 to December 28, 2018.

Copies of the Amendments for each of Mr. Fraser, Mr. Tattory and Dr. Simonson are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

(d)     Exhibits:

10.1	Amendment No. 4 to Restricted Stock Unit Award Agreement of Craig Fraser dated as of December 13, 2018.

10.2	Amendment No. 4 to Restricted Stock Unit Award Agreement of John Tattory dated as of December 13, 2018.

10.3	Amendment No. 4 to Restricted Stock Unit Award Agreement of Steven G. Simonson, M.D. dated as of December 13, 2018.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company’s filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Windtree Therapeutics, Inc.

By:/s/ Craig Fraser
Name:Craig Fraser
Title:President and Chief Executive Officer

Date:     December 14, 2018